                                                                    Exhibit 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X


                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

    A National Banking Association                           36-0899825
                                                          (I.R.S. employer
                                                        identification number)

  1 Bank One Plaza, Chicago, Illinois                        60670-0126
(Address of principal executive offices)                     (Zip Code)

                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0120
                          Chicago, Illinois 60670-0120
                      Attn: Steven M. Wagner, (312)732-3163
            (Name, address and telephone number of agent for service)


                   Capital Auto Receivables Asset Trust 2002-5
               (Exact name of obligor as specified in its charter)

               DELAWARE                                   PENDING
    (State or other jurisdiction of                  (I.R.S. employer
    incorporation or organization)                identification number)

 c/o Bankers Trust (Delaware), as Owner Trustee
 1011 Centre Road
 Suite 200
 Wilmington, Delaware                                     19805
(Address of principal executive offices)                (Zip Code)

     Capital Auto Receivables Asset Trust 2002-5 Asset Backed Notes, Class A
                         (Title of Indenture Securities)

                                        1

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Item 1.General Information. Furnish the following
            information as to the trustee:

            (a)      Name and address of each examining or
            supervising authority to which it is subject.

            Comptroller of Currency, Washington, D.C.;
            Federal Deposit Insurance Corporation,
            Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

            (b)      Whether it is authorized to exercise
            corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

Item 2.Affiliations With the Obligor. If the obligor
            is an affiliate of the trustee, describe each such affiliation.

            No such affiliation exists with the trustee.

Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

            1. A copy of the articles of association of the trustee now in effect.*

            2. A copy of the certificates of authority of the trustee to commence business.*

            3. A copy of the authorization of the trustee to exercise corporate trust powers.*

            4.  A copy of the existing by-laws of the trustee.*

            5.  Not Applicable.

            6.  The consent of the trustee required by
                Section 321(b) of the Act.

                                        2

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            7.  A copy of the latest report of condition of the
                trustee published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not Applicable.

            9.  Not Applicable.

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 11th day of November, 2002.

               Bank One, National Association,
               Trustee

               By /s/ Steven M. Wagner
                  Steven M. Wagner
                  First Vice President

* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                    EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                           November 11, 2002

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2002-5 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                 Very truly yours,

                 Bank One, National Association

                 By: /s/ Steven M. Wagner
                     Steven M. Wagner
                     First Vice President

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      EXHIBIT 7

Legal Title of Bank:   Bank One, N.A.      Call Date: 6/30/02
Address:               1 Bank One Plaza                          Cert #:  03618    Page RC-1
City, State  Zip:      Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                  DOLLAR AMOUNTS IN THOUSANDS        C300
                                                                                                                     ----
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
     RC-A):                                                                             RCON
    a. Noninterest-bearing balances and currency and coin(1) .............              0081        12,783,000        1.a
    b. Interest-bearing balances(2) ......................................              0071         3,002,000        1.b
2.  Securities
    a. Held-to-maturity securities (from Schedule RC-B, column A) ........              1754                 0        2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ......              1773        42,712,000        2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices ............................              B987         7,139,000
    b. Securities Purchased under agreements to resell ...................              B989         1,015,000         3.
4.  Loans and lease financing receivables:  (from Schedule RC-C):                       RCON
    a. Loans and leases held for sale ....................................              5369         1,537,000        4.a
    b. Loans and leases, net of unearned income ..........................              B528       101,957,000        4.b
    c. LESS: Allowance for loan and lease losses .........................              3123         2,551,000        4.c
    d. Loans and leases, net of unearned income and allowance
        (item 4.b minus 4.c) .............................................              B529        99,406,000        4.d
5.  Trading assets (from Schedule RC-D) ..................................              3545         3,353,000         5.
6.  Premises and fixed assets (including capitalized leases) .............              2145         1,006,000         6.
7.  Other real estate owned (from Schedule RC-M) .........................              2150            33,000         7.
8.  Investments in unconsolidated subsidiaries and associated
     companies (from Schedule RC-M) ......................................              2130           175,000         8.
9.  Customers' liability to this bank on acceptances outstanding .........              2155           244,000         9.
10. Intangible assets ....................................................
    a.  Goodwill .........................................................              3163           473,000       10.a
    b.  Other intangible assets (from Schedule RC-M)......................              0426             2,000       10.b
11. Other assets (from Schedule RC-F).....................................              2160        10,989,000        11.
12. Total assets (sum of items 1 through 11)..............................              2170       183,869,000        12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

          Legal Title of Bank:           Bank One, N.A.            Call Date:  6/30/02
          Address:                       1 Bank One Plaza                                     Cert #"  03618   Page
                               RC-2

          City, State  Zip:              Chicago, IL 60670

          SCHEDULE RC-CONTINUED

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
                                                                                              DOLLAR AMOUNTS IN THOUSANDS
                                                                                        ----------------------------------------

LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                            RCON
        from Schedule RC-E) ..............................................              2200        90,275,000             13.a
       (1) Noninterest-bearing(1) ........................................              6631        33,176,000             13.a1
       (2)   Interest-bearing ............................................              6636        57,099,000             13.a2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
     to repurchase .......................................................              RCFN
    a.Federal funds purchased in domestic offices (2) ....................              B993         5,324,000             14.a
    b.Securities sold under agreements to repurchase (3) .................              RCFD
                                                                                        B995        13,027,000             14.b
15. Trading Liabilities(from Schedule RC-D) ..............................              3548         3,119,000             15.
16. Other borrowed money (includes mortgage indebtedness and
     obligations under capitalized leases) (from Schedule RC-M)...........              3190        19,954,000             16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding .............              2920           244,000             18.
19. Subordinated notes and debentures (2) ................................              3200         3,979,000             19.
20. Other liabilities (from Schedule RC-G) ...............................              2930        10,109,000             20.
21. Total liabilities (sum of items 13 through 20) .......................              2948       170,457,000             21.
22. Minority interest in consolidated subsidiaries .......................              3000            60,000             22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ........................              3838                 0             23.
24. Common stock .........................................................              3230           201,000             24.
25. Surplus (exclude all surplus related to preferred stock) .............              3839         7,479,000             25.
26. a. Retained earnings .................................................              3632         5,545,000             26.a
    b. Accumulated other comprehensive income (3) ........................              B530           127,000             26.b
27. Other equity capital components (4) ..................................              A130                 0             27.
28. Total equity capital (sum of items 23 through 27) ....................              3210        13,352,000             28.
29. Total liabilities, minority interest, and equity
     capital (sum of items 21, 22, and 28) ...............................              3300       183,869,000             29.

Memorandum
To be reported only with the March Report of Condition

1.   Indicate in the box at the right the number of the statement below that          RCON       Number     Number
      best describes the most comprehensive level of auditing work performed for      ----       ------     M.I.
      the bank by independent external auditors as of any date during 2001 . . .      6724        N/A

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's asseertion on the effectiveness of internal control over financial reporting by a certified public accounting firm.
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 =  Review of the bank's financial statements by external auditors
7 =  Compilation of the bank's financial statements by external auditors
8 =  Other audit procedures (excluding tax preparation work)
9 =  No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.